SMEAD VALUE FUND
a series of Trust for Professional Managers

Supplement dated July 31, 2009
to the
Prospectus dated March 30, 2009

On July 28, 2009, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) considered the adoption, on behalf of the Smead Value Fund (the “Fund”), of a distribution plan pursuant to Rule 12b-1 (the “Distribution Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board, including the Trustees who are not interested persons of the Trust, as defined under the 1940 Act, unanimously approved the Distribution Plan for the Fund and voted unanimously to recommend that the Distribution Plan be presented to shareholders of the Fund for their approval.  If shareholders approve the Distribution Plan, it is contemplated that it will become effective on October 1, 2009.  A special meeting of the shareholders of the Fund will be held on September 28, 2009.  Shareholders of the Fund as of July 31, 2009, the record date, will be entitled to vote at the special meeting.

Pursuant to the Distribution Plan, the Fund will pay Quasar Distributors, LLC (the “Distributor”), as principal distributor of the Fund’s shares, a Rule 12b-1 distribution and shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to Fund shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Because the fee to be paid under the Distribution Plan will be paid on an on-going basis, over time these fees will increase the cost of an investment in the Fund.  While the addition of the distribution fee would increase the Fund’s total operating expenses, Smead Capital Management, Inc., the Fund’s investment adviser, has contractually agreed to waive its management fees and to reimburse Fund expenses at least through January 2, 2011, so that net operating expenses (excluding certain items) do not exceed current net operating expenses of the Fund after contractual fee waivers and expense reimbursements.  Thus, while the Distribution Plan provides for a 12b-1 fee to be charged to the Fund, the Fund’s net operating expenses will not increase from their current level at least until January 2, 2011, subject to Board approval.  There is no assurance that this expense cap will remain in place beyond January 2, 2011.

Additionally, as of October 1, 2009, the current share class of the Fund will be renamed as “Investor Class” shares.

Please retain this supplement with your Prospectus.